Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF – December

FT Cboe Vest U.S. Equity Deep Buffer ETF – December

FT Cboe Vest Nasdaq-100® Buffer ETF – december

FT Cboe Vest International Equity Buffer ETF – december

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – december

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated december 8, 2023

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On December 15, 2023, each Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of December 18, 2023. The new Target Outcome Period will end on December 20, 2024. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for each Fund for the Target Outcome Period beginning on December 18, 2023. A supplement to each Fund’s prospectus will be filed on December 18, 2023 that will include the actual cap for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Buffer ETF – December (FDEC)	15.75% - 17.85%	14.90% - 17.00%
FT Cboe Vest U.S. Equity Deep Buffer ETF – December (DDEC)	13.25% - 15.45%	12.40% - 14.60%
FT Cboe Vest Nasdaq-100® Buffer ETF – December (QDEC)	18.85% - 20.95%	17.95% - 20.05%
FT Cboe Vest International Equity Buffer ETF – December (YDEC)	14.75% - 17.25%	13.85% - 16.35%
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF December (XDEC)	9.85% - 11.65%	9.00% - 10.80%

Additionally, notwithstanding anything to the contrary in each Fund’s prospectus, the FLEX Options that the Funds will hold may be either physically settled (options that give a Fund the right to receive, or require a Fund to deliver, shares of the Underlying ETF on the option expiration date at a strike price) or cash settled (options that give a Fund the right to receive, or require a Fund to deliver, a cash payment on the option expiration date based upon the difference between the Underlying ETF’s value and a strike price).

Please Keep this Supplement with your Fund Prospectus for Future Reference